Exhibit 99.2

Quarterly Financial Supplement
Third Quarter 2020
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2020

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2020 Notes

Name Change

In the fourth quarter of 2019, the Company changed the name of the Financial Reinsurance business within the U.S. and Latin America Financial Solutions segment to “Capital Solutions”. The name change better describes the product offerings for this part of the U.S. and Latin America Financial Solutions segment. This name change does not affect any previously or future reported results for the U.S. and Latin America Financial Solutions segment.

Financial Instruments - Credit Losses

Effective January 1, 2020, the Company adopted Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses.  Under the new guidance, the Company records an allowance for credit losses on fixed maturity securities available-for-sale.  Prior to the adoption, the Company recorded credit losses as a direct reduction in the amortized cost of the securities. The changes to disclosures related to the adoption are reflected in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019		2020	2019	Change
Net premiums	$2,825	$2,790	$2,819	$2,986	$2,809	$16	$8,434	$8,311	$123
Net income (loss)	213	158	(88)	235	263	(50)	283	635	(352)
Adjusted operating income	239	87	89	219	256	(17)	415	634	(219)
Return on equity - annualized	6.6%	5.8%	(3.4)%	8.1%	9.5%	(2.9)%
Return on equity - trailing 12 months	4.5%	5.1%	5.8%	8.4%	7.6%	(3.1)%
Adjusted operating return on equity (ex AOCI):
Annualized	10.8%	4.1%	4.3%	10.5%	12.6%	(1.8)%
Trailing 12 months	7.4%	7.8%	9.5%	10.5%	10.7%	(3.3)%
Total assets	$82,127	$80,729	$75,654	$76,731	$75,774	$6,353
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,602.1	$1,620.5	$1,618.4	$1,619.6	$1,618.5	$(16.4)
U.S. and Latin America Financial Solutions	5.3	5.4	5.4	5.1	5.2	0.1
Canada Traditional	419.5	409.2	389.5	417.1	401.7	17.8
Europe, Middle East and Africa Traditional	808.0	772.8	763.1	776.4	707.8	100.2
Asia Pacific Traditional	534.4	649.5	635.6	662.0	626.6	(92.2)
Asia Pacific Financial Solutions	0.3	0.4	0.4	—	—	0.3
Total assumed life reinsurance in force	$3,369.6	$3,457.8	$3,412.4	$3,480.2	$3,359.8	$9.8
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$24.6	$25.3	$34.0	$38.4	$23.9	$0.7	$83.9	$77.4	$6.5
U.S. and Latin America Financial Solutions	(0.1)	—	—	—	3.2	(3.3)	(0.1)	3.2	(3.3)
Canada Traditional	8.6	9.1	12.2	14.9	8.1	0.5	29.9	25.5	4.4
Europe, Middle East and Africa Traditional	28.5	65.1	32.9	55.0	32.1	(3.6)	126.5	92.4	34.1
Asia Pacific Traditional	6.7	16.6	15.7	20.2	31.0	(24.3)	39.0	49.5	(10.5)
Total assumed new business production	$68.3	$116.1	$94.8	$128.5	$98.3	$(30.0)	$279.2	$248.0	$31.2
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$3.13	$2.49	$(1.41)	$3.75	$4.19	$(1.06)	$4.39	$10.13	$(5.74)
Adjusted operating income	$3.52	$1.37	$1.43	$3.49	$4.09	$(0.57)	$6.43	$10.12	$(3.69)
Diluted earnings per share (1)
Net income (loss) (1)	$3.12	$2.48	$(1.41)	$3.68	$4.12	$(1.00)	$4.36	$9.93	$(5.57)
Adjusted operating income	$3.51	$1.36	$1.41	$3.43	$4.02	$(0.51)	$6.39	$9.92	$(3.53)
Wgt. average common shares outstanding
Basic	67,936	63,449	62,138	62,633	62,666	5,270	64,518	62,701	1,817
Diluted	68,170	63,749	63,001	63,774	63,789	4,381	64,985	63,919	1,066
Common shares issued	85,311	85,311	79,138	79,138	79,138	6,173	85,311	79,138	6,173
Treasury shares	17,374	17,375	17,492	16,482	16,529	845	17,374	16,529	845
Common shares outstanding	67,937	67,936	61,646	62,656	62,609	5,328	67,937	62,609	5,328
Book value per share	$194.49	$184.78	$150.88	$185.17	$184.06	$10.43
Per share effect of AOCI	$63.13	$55.96	$18.33	$50.07	$52.04	$11.09
Book value per share, excluding AOCI	$131.36	$128.82	$132.55	$135.10	$132.02	$(0.66)

Stockholders’ dividends paid	$47	$43	$44	$44	$44	$3	$134	$119	$15

(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$2,825	$2,790	$2,819	$2,986	$2,809	$16	$8,434	$8,311	$123
Investment income, net of related expenses	654	645	594	677	679	(25)	1,893	1,843	50
Investment related gains (losses), net
Impairments and change in allowance for credit losses on fixed maturity securities	13	—	(34)	(13)	(9)	22	(21)	(18)	(3)
Other investment related gains (losses), net	53	81	(251)	35	58	(5)	(117)	87	(204)
Total investment related gains (losses), net	66	81	(285)	22	49	17	(138)	69	(207)
Other revenue	98	90	76	100	91	7	264	292	(28)
Total revenues	3,643	3,606	3,204	3,785	3,628	15	10,453	10,515	(62)
Benefits and expenses:
Claims and other policy benefits	2,530	2,700	2,664	2,703	2,470	60	7,894	7,494	400
Interest credited	196	187	146	180	226	(30)	529	517	12
Policy acquisition costs and other insurance expenses	374	290	248	310	322	52	912	894	18
Other operating expenses	211	188	195	234	210	1	594	634	(40)
Interest expense	43	42	41	44	46	(3)	126	129	(3)
Collateral finance and securitization expense	4	4	6	6	7	(3)	14	23	(9)
Total benefits and expenses	3,358	3,411	3,300	3,477	3,281	77	10,069	9,691	378
Income (loss) before income taxes	285	195	(96)	308	347	(62)	384	824	(440)
Provision for income taxes	72	37	(8)	73	84	(12)	101	189	(88)
Net income (loss)	$213	$158	$(88)	$235	$263	$(50)	$283	$635	$(352)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$285	$195	$(96)	$308	$347	$(62)	$384	$824	$(440)
Investment and derivative (gains) losses (1)	17	31	(68)	30	(77)	94	(20)	(86)	66
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(116)	(1)	230	1	(9)	(107)	113	(12)	125
GMXB embedded derivatives (1)	29	(107)	128	(47)	42	(13)	50	42	8
Funds withheld (gains) losses - investment income	(1)	(3)	(2)	—	—	(1)	(6)	5	(11)
EIA embedded derivatives - interest credited	6	7	12	(10)	36	(30)	25	56	(31)
DAC offset, net	79	(21)	(87)	(4)	(13)	92	(29)	(28)	(1)
Investment (income) loss on unit-linked variable annuities	1	(15)	16	1	(12)	13	2	(27)	29
Interest credited on unit-linked variable annuities	(1)	15	(16)	(1)	12	(13)	(2)	27	(29)
Interest expense on uncertain tax positions	1	4	4	4	9	(8)	9	14	(5)
Non-investment derivatives and other	1	4	(3)	2	—	1	2	—	2
Adjusted operating income before income taxes	$301	$109	$118	$284	$335	$(34)	$528	$815	$(287)
(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
After-tax adjusted operating income reconciliation:
Net income (loss)	$213	$158	$(88)	$235	$263	$(50)	$283	$635	$(352)
Investment and derivative (gains) losses (1)	13	23	(51)	25	(61)	74	(15)	(68)	53
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(92)	(1)	182	—	(7)	(85)	89	(9)	98
GMXB embedded derivatives (1)	23	(84)	101	(37)	33	(10)	40	33	7
Funds withheld (gains) losses - investment income	(1)	(2)	(2)	—	—	(1)	(5)	4	(9)
EIA embedded derivatives - interest credited	5	6	9	(8)	28	(23)	20	44	(24)
DAC offset, net	62	(16)	(69)	(3)	(10)	72	(23)	(22)	(1)
Investment (income) loss on unit-linked variable annuities	1	(12)	13	—	(9)	10	2	(21)	23
Interest credited on unit-linked variable annuities	(1)	12	(13)	—	9	(10)	(2)	21	(23)
Interest expense on uncertain tax positions	1	3	3	3	7	(6)	7	11	(4)
Non-investment derivatives and other	1	3	(2)	2	—	1	2	—	2
Uncertain tax positions and other tax related items	14	(3)	6	2	3	11	17	6	11
Adjusted operating income	$239	$87	$89	$219	$256	$(17)	$415	$634	$(219)

Wgt. average common shares outstanding (diluted)	68,170	63,749	63,001	63,774	63,789	4,381	64,985	63,919	1,066

Diluted earnings per share - adjusted operating income	$3.51	$1.36	$1.41	$3.43	$4.02	$(0.51)	$6.39	$9.92	$(3.53)

Foreign currency effect on (2):
Net premiums	$12	$(46)	$(33)	$(5)	$(35)	$47	$(67)	$(174)	$107
Adjusted operating income before income taxes	$7	$(4)	$(1)	$1	$(2)	$9	$2	$(16)	$18

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2020	2020	2020	2019	2019
Assets
Fixed maturity securities, available-for-sale	$54,652	$52,346	$48,555	$51,121	$49,481
Equity securities	135	130	112	320	135
Mortgage loans on real estate	5,907	5,974	6,014	5,706	5,647
Policy loans	1,259	1,310	1,314	1,319	1,290
Funds withheld at interest	5,403	5,250	5,258	5,662	5,614
Short-term investments	154	84	117	64	108
Other invested assets	2,645	2,547	2,542	2,363	2,215
Total investments	70,155	67,641	63,912	66,555	64,490
Cash and cash equivalents	3,256	4,313	2,820	1,449	2,636
Accrued investment income	547	494	510	493	520
Premiums receivable and other reinsurance balances	2,792	2,852	2,836	2,940	2,818
Reinsurance ceded receivables	950	945	889	904	863
Deferred policy acquisition costs	3,534	3,565	3,622	3,512	3,411
Other assets	893	919	1,065	878	1,036
Total assets	$82,127	$80,729	$75,654	$76,731	$75,774

Liabilities and stockholders’ equity
Future policy benefits	$30,331	$29,897	$29,521	$28,672	$27,086
Interest-sensitive contract liabilities	23,208	23,118	23,164	22,711	22,345
Other policy claims and benefits	6,242	6,232	5,854	5,711	6,147
Other reinsurance balances	524	510	596	557	513
Deferred income taxes	3,016	2,856	2,163	2,712	2,762
Other liabilities	1,611	1,557	1,505	1,188	1,406
Long-term debt	3,573	3,573	2,981	2,981	3,381
Collateral finance and securitization notes	408	433	569	598	610
Total liabilities	68,913	68,176	66,353	65,130	64,250

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,421	2,413	1,942	1,937	1,928
Retained earnings	8,066	7,901	7,802	7,952	7,766
Treasury stock	(1,563)	(1,563)	(1,574)	(1,426)	(1,429)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(171)	(210)	(223)	(92)	(157)
Unrealized appreciation of securities, net of income taxes	4,542	4,089	1,426	3,299	3,472
Pension and postretirement benefits, net of income taxes	(82)	(78)	(73)	(70)	(57)
Total stockholders’ equity	13,214	12,553	9,301	11,601	11,524
Total liabilities and stockholders’ equity	$82,127	$80,729	$75,654	$76,731	$75,774

Total stockholders’ equity, excluding AOCI	$8,925	$8,752	$8,171	$8,464	$8,266

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,420	$1,454	$1,373	$1,558	$1,404	$16	$4,247	$4,171	$76
Investment income, net of related expenses	180	177	161	200	210	(30)	518	569	(51)
Investment related gains (losses), net	(8)	7	(7)	2	(10)	2	(8)	(20)	12
Other revenue	7	4	6	5	6	1	17	15	2
Total revenues	1,599	1,642	1,533	1,765	1,610	(11)	4,774	4,735	39

Benefits and expenses:
Claims and other policy benefits	1,343	1,558	1,367	1,427	1,241	102	4,268	3,834	434
Interest credited	19	18	19	19	20	(1)	56	59	(3)
Policy acquisition costs and other insurance expenses	189	195	175	195	201	(12)	559	557	2
Other operating expenses	34	29	34	39	35	(1)	97	105	(8)
Total benefits and expenses	1,585	1,800	1,595	1,680	1,497	88	4,980	4,555	425

Income (loss) before income taxes	$14	$(158)	$(62)	$85	$113	$(99)	$(206)	$180	$(386)

Loss and expense ratios:
Claims and other policy benefits	94.6%	107.2%	99.6%	91.6%	88.4%	6.2%	100.5%	91.9%	8.6%
Policy acquisition costs and other insurance expenses	13.3%	13.4%	12.7%	12.5%	14.4%	(1.1)%	13.2%	13.4%	(0.2)%
Other operating expenses	2.4%	2.0%	2.5%	2.5%	2.5%	(0.1)%	2.3%	2.5%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(1)	$(3)	$—	$1	$—	$(1)	$(4)	$(1)	$(3)
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,420	$1,454	$1,373	$1,558	$1,404	$16	$4,247	$4,171	$76
Investment income, net of related expenses	180	177	161	200	210	(30)	518	569	(51)
Other revenue	7	4	6	5	6	1	17	15	2
Total revenues	1,607	1,635	1,540	1,763	1,620	(13)	4,782	4,755	27

Benefits and expenses:
Claims and other policy benefits	1,343	1,558	1,367	1,427	1,241	102	4,268	3,834	434
Interest credited	19	18	19	19	20	(1)	56	59	(3)
Policy acquisition costs and other insurance expenses	189	195	175	195	201	(12)	559	557	2
Other operating expenses	34	29	34	39	35	(1)	97	105	(8)
Total benefits and expenses	1,585	1,800	1,595	1,680	1,497	88	4,980	4,555	425

Adjusted operating income (loss) before income taxes	$22	$(165)	$(55)	$83	$123	$(101)	$(198)	$200	$(398)

Loss and expense ratios:
Claims and other policy benefits	94.6%	107.2%	99.6%	91.6%	88.4%	6.2%	100.5%	91.9%	8.6%
Policy acquisition costs and other insurance expenses	13.3%	13.4%	12.7%	12.5%	14.4%	(1.1)%	13.2%	13.4%	(0.2)%
Other operating expenses	2.4%	2.0%	2.5%	2.5%	2.5%	(0.1)%	2.3%	2.5%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(1)	$(3)	$—	$1	$—	$(1)	$(4)	$(1)	$(3)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$13	$15	$12	$11	$12	$1	$40	$28	$12
Investment income, net of related expenses	272	241	233	272	254	18	746	655	91
Investment related gains (losses), net	59	15	(160)	(1)	58	1	(86)	76	(162)
Other revenue	26	24	28	28	36	(10)	78	109	(31)
Total revenues	370	295	113	310	360	10	778	868	(90)

Benefits and expenses:
Claims and other policy benefits	50	49	53	51	49	1	152	146	6
Interest credited	163	139	129	144	183	(20)	431	396	35
Policy acquisition costs and other insurance expenses	99	7	(38)	28	21	78	68	65	3
Other operating expenses	8	7	7	9	7	1	22	24	(2)
Total benefits and expenses	320	202	151	232	260	60	673	631	42

Income (loss) before income taxes	$50	$93	$(38)	$78	$100	$(50)	$105	$237	$(132)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$13	$15	$12	$11	$12	$1	$40	$28	$12
Investment income, net of related expenses	273	240	232	272	254	19	745	660	85
Other revenue	26	24	25	28	36	(10)	75	109	(34)
Total revenues	312	279	269	311	302	10	860	797	63

Benefits and expenses:
Claims and other policy benefits	50	49	53	51	49	1	152	146	6
Interest credited	157	132	117	154	147	10	406	340	66
Policy acquisition costs and other insurance expenses	20	28	49	32	34	(14)	97	93	4
Other operating expenses	8	7	7	9	7	1	22	24	(2)
Total benefits and expenses	235	216	226	246	237	(2)	677	603	74

Adjusted operating income before income taxes	$77	$63	$43	$65	$65	$12	$183	$194	$(11)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2020	2020	2020	2019	2019
Annuity account values:
Fixed annuities (deferred)	$10,848	$10,932	$11,022	$11,140	$11,149

Net interest spread (fixed annuities)	1.3%	1.3%	1.4%	1.5%	1.4%

Equity-indexed annuities	$3,530	$3,516	$3,531	$3,589	$3,635

Variable annuities account values
No riders	$775	$753	$718	$711	$1,471
GMDB only	831	760	762	837	160
GMIB only	22	22	20	23	22
GMAB only	3	3	3	4	4
GMWB only	1,046	1,016	937	1,123	1,100
GMDB / WB	252	247	232	278	272
Other	17	17	15	18	17
Total variable annuities account values	$2,946	$2,818	$2,687	$2,994	$3,046

Fair value of liabilities associated with living benefit riders	$213	$184	$291	$163	$210

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$989	$990	$991	$907	$969

Bank-owned life insurance (BOLI)	$2,450	$2,444	$2,435	$2,459	$2,452

Other asset-intensive business	$125	$127	$128	$130	$133

Future policy benefits associated with:

Payout annuities	$4,593	$4,655	$4,713	$4,776	$4,844

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$1	$2	$1	$1	$1	$—	$4	$3	$1
Other revenue	28	26	25	29	22	6	79	68	11
Total revenues	29	28	26	30	23	6	83	71	12

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	—	1	—	2	4	5	(1)
Other operating expenses	3	2	3	3	4	(1)	8	9	(1)
Total benefits and expenses	5	4	3	4	4	1	12	14	(2)

Income before income taxes	$24	$24	$23	$26	$19	$5	$71	$57	$14

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$1	$2	$1	$1	$1	$—	$4	$3	$1
Other revenue	28	26	25	29	22	6	79	68	11
Total revenues	29	28	26	30	23	6	83	71	12

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	2	—	1	—	2	4	5	(1)
Other operating expenses	3	2	3	3	4	(1)	8	9	(1)
Total benefits and expenses	5	4	3	4	4	1	12	14	(2)

Adjusted operating income before income taxes	$24	$24	$23	$26	$19	$5	$71	$57	$14

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$254	$254	$260	$276	$271	$(17)	$768	$790	$(22)
Investment income, net of related expenses	52	50	49	52	53	(1)	151	153	(2)
Investment related gains (losses), net	2	6	(12)	3	1	1	(4)	11	(15)
Other revenue	1	1	(1)	—	—	1	1	1	—
Total revenues	309	311	296	331	325	(16)	916	955	(39)

Benefits and expenses:
Claims and other policy benefits	225	216	220	235	216	9	661	622	39
Policy acquisition costs and other insurance expenses	44	42	45	56	57	(13)	131	168	(37)
Other operating expenses	10	9	8	12	9	1	27	25	2
Total benefits and expenses	279	267	273	303	282	(3)	819	815	4

Income before income taxes	$30	$44	$23	$28	$43	$(13)	$97	$140	$(43)

Loss and expense ratios:
Claims and other policy benefits	88.6%	85.0%	84.6%	85.1%	79.7%	8.9%	86.1%	78.7%	7.4%
Policy acquisition costs and other insurance expenses	17.3%	16.5%	17.3%	20.3%	21.0%	(3.7)%	17.1%	21.3%	(4.2)%
Other operating expenses	3.9%	3.5%	3.1%	4.3%	3.3%	0.6%	3.5%	3.2%	0.3%

Foreign currency effect on (1):
Net premiums	$(2)	$(9)	$(3)	$—	$(3)	$1	$(14)	$(25)	$11
Income before income taxes	$—	$(2)	$1	$—	$—	$—	$(1)	$(5)	$4

Creditor reinsurance net premiums	$18	$14	$17	$27	$29	$(11)	$49	$83	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$254	$254	$260	$276	$271	$(17)	$768	$790	$(22)
Investment income, net of related expenses	51	51	48	52	53	(2)	150	153	(3)
Investment related gains, net	2	1	2	2	2	—	5	5	—
Other revenue	1	1	(1)	—	—	1	1	1	—
Total revenues	308	307	309	330	326	(18)	924	949	(25)

Benefits and expenses:
Claims and other policy benefits	225	216	220	235	216	9	661	622	39
Policy acquisition costs and other insurance expenses	44	42	45	56	57	(13)	131	168	(37)
Other operating expenses	10	9	8	12	9	1	27	25	2
Total benefits and expenses	279	267	273	303	282	(3)	819	815	4

Adjusted operating income before income taxes	$29	$40	$36	$27	$44	$(15)	$105	$134	$(29)

Loss and expense ratios:
Claims and other policy benefits	88.6%	85.0%	84.6%	85.1%	79.7%	8.9%	86.1%	78.7%	7.4%
Policy acquisition costs and other insurance expenses	17.3%	16.5%	17.3%	20.3%	21.0%	(3.7)%	17.1%	21.3%	(4.2)%
Other operating expenses	3.9%	3.5%	3.1%	4.3%	3.3%	0.6%	3.5%	3.2%	0.3%

Foreign currency effect on (1):
Net premiums	$(2)	$(9)	$(3)	$—	$(3)	$1	$(14)	$(25)	$11
Adjusted operating income before income taxes	$—	$(2)	$1	$(1)	$—	$—	$(1)	$(4)	$3

Creditor reinsurance net premiums	$18	$14	$17	$27	$29	$(11)	$49	$83	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$21	$20	$21	$22	$22	$(1)	$62	$67	$(5)
Investment income, net of related expenses	—	—	1	1	1	(1)	1	2	(1)
Other revenue	2	2	2	4	1	1	6	3	3
Total revenues	23	22	24	27	24	(1)	69	72	(3)

Benefits and expenses:
Claims and other policy benefits	17	17	20	19	20	(3)	54	61	(7)
Policy acquisition costs and other insurance expenses	—	1	—	1	—	—	1	1	—
Other operating expenses	—	—	1	—	1	(1)	1	2	(1)
Total benefits and expenses	17	18	21	20	21	(4)	56	64	(8)

Income before income taxes	$6	$4	$3	$7	$3	$3	$13	$8	$5

Foreign currency effect on (2):
Net premiums	$—	$(1)	$—	$—	$—	$—	$(1)	$(2)	$1
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$21	$20	$21	$22	$22	$(1)	$62	$67	$(5)
Investment income, net of related expenses	—	—	1	1	1	(1)	1	2	(1)
Other revenue	2	2	2	4	1	1	6	3	3
Total revenues	23	22	24	27	24	(1)	69	72	(3)

Benefits and expenses:
Claims and other policy benefits	17	17	20	19	20	(3)	54	61	(7)
Policy acquisition costs and other insurance expenses	—	1	—	1	—	—	1	1	—
Other operating expenses	—	—	1	—	1	(1)	1	2	(1)
Total benefits and expenses	17	18	21	20	21	(4)	56	64	(8)

Adjusted operating income before income taxes	$6	$4	$3	$7	$3	$3	$13	$8	$5

Foreign currency effect on (2):
Net premiums	$—	$(1)	$—	$—	$—	$—	$(1)	$(2)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$371	$352	$390	$368	$359	$12	$1,113	$1,074	$39
Investment income, net of related expenses	18	18	19	19	17	1	55	54	1
Other revenue	1	1	(2)	1	2	(1)	—	4	(4)
Total revenues	390	371	407	388	378	12	1,168	1,132	36

Benefits and expenses:
Claims and other policy benefits	331	301	334	300	297	34	966	905	61
Policy acquisition costs and other insurance expenses	28	32	30	30	27	1	90	84	6
Other operating expenses	24	22	26	35	29	(5)	72	86	(14)
Total benefits and expenses	383	355	390	365	353	30	1,128	1,075	53

Income before income taxes	$7	$16	$17	$23	$25	$(18)	$40	$57	$(17)

Loss and expense ratios:
Claims and other policy benefits	89.2%	85.5%	85.6%	81.5%	82.7%	6.5%	86.8%	84.3%	2.5%
Policy acquisition costs and other insurance expenses	7.5%	9.1%	7.7%	8.2%	7.4%	0.1%	8.1%	7.8%	0.3%
Other operating expenses	6.5%	6.3%	6.7%	9.5%	8.1%	(1.6)%	6.5%	8.0%	(1.5)%

Foreign currency effect on (1):
Net premiums	$6	$(20)	$(13)	$(4)	$(17)	$23	$(27)	$(73)	$46
Income before income taxes	$2	$(1)	$—	$(1)	$(1)	$3	$1	$(4)	$5

Critical illness net premiums	$43	$40	$42	$42	$49	$(6)	$125	$136	$(11)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$371	$352	$390	$368	$359	$12	$1,113	$1,074	$39
Investment income, net of related expenses	18	18	19	19	17	1	55	54	1
Other revenue	1	1	(2)	1	2	(1)	—	4	(4)
Total revenues	390	371	407	388	378	12	1,168	1,132	36

Benefits and expenses:
Claims and other policy benefits	331	301	334	300	297	34	966	905	61
Policy acquisition costs and other insurance expenses	28	32	30	30	27	1	90	84	6
Other operating expenses	24	22	26	35	29	(5)	72	86	(14)
Total benefits and expenses	383	355	390	365	353	30	1,128	1,075	53

Adjusted operating income before income taxes	$7	$16	$17	$23	$25	$(18)	$40	$57	$(17)

Loss and expense ratios:
Claims and other policy benefits	89.2%	85.5%	85.6%	81.5%	82.7%	6.5%	86.8%	84.3%	2.5%
Policy acquisition costs and other insurance expenses	7.5%	9.1%	7.7%	8.2%	7.4%	0.1%	8.1%	7.8%	0.3%
Other operating expenses	6.5%	6.3%	6.7%	9.5%	8.1%	(1.6)%	6.5%	8.0%	(1.5)%

Foreign currency effect on (1):
Net premiums	$6	$(20)	$(13)	$(4)	$(17)	$23	$(27)	$(73)	$46
Adjusted operating income before income taxes	$2	$(2)	$1	$(1)	$(1)	$3	$1	$(4)	$5

Critical illness net premiums	$43	$40	$42	$42	$49	$(6)	$125	$136	$(11)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$58	$57	$53	$54	$55	$3	$168	$164	$4
Investment income, net of related expenses	46	61	28	45	55	(9)	135	150	(15)
Investment related gains (losses), net	4	16	(6)	1	2	2	14	8	6
Other revenue	2	2	3	10	5	(3)	7	18	(11)
Total revenues	110	136	78	110	117	(7)	324	340	(16)

Benefits and expenses:
Claims and other policy benefits	5	13	53	19	34	(29)	71	130	(59)
Interest credited	(1)	16	(17)	(1)	12	(13)	(2)	27	(29)
Policy acquisition costs and other insurance expenses	1	1	1	10	—	1	3	2	1
Other operating expenses	13	8	11	10	10	3	32	30	2
Total benefits and expenses	18	38	48	38	56	(38)	104	189	(85)

Income before income taxes	$92	$98	$30	$72	$61	$31	$220	$151	$69

Foreign currency effect on (2):
Net premiums	$2	$(2)	$(1)	$—	$(3)	$5	$(1)	$(10)	$9
Income before income taxes	$4	$(3)	$—	$—	$(3)	$7	$1	$(9)	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$58	$57	$53	$54	$55	$3	$168	$164	$4
Investment income, net of related expenses	46	43	44	46	43	3	133	123	10
Investment related gains (losses), net	(1)	—	—	—	—	(1)	(1)	—	(1)
Other revenue	2	2	3	12	5	(3)	7	18	(11)
Total revenues	105	102	100	112	103	2	307	305	2

Benefits and expenses:
Claims and other policy benefits	5	13	53	19	34	(29)	71	130	(59)
Interest credited	—	1	(1)	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	1	1	1	10	—	1	3	2	1
Other operating expenses	13	8	11	10	10	3	32	30	2
Total benefits and expenses	19	23	64	39	44	(25)	106	162	(56)

Adjusted operating income before income taxes	$86	$79	$36	$73	$59	$27	$201	$143	$58

Foreign currency effect on (2):
Net premiums	$2	$(2)	$(1)	$—	$(3)	$5	$(1)	$(10)	$9
Adjusted operating income before income taxes	$4	$(2)	$(1)	$—	$(3)	$7	$1	$(8)	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$653	$607	$636	$659	$656	$(3)	$1,896	$1,909	$(13)
Investment income, net of related expenses	22	27	27	27	27	(5)	76	77	(1)
Other revenue	5	2	4	3	2	3	11	6	5
Total revenues	680	636	667	689	685	(5)	1,983	1,992	(9)

Benefits and expenses:
Claims and other policy benefits	525	514	555	618	585	(60)	1,594	1,699	(105)
Policy acquisition costs and other insurance expenses	33	34	49	13	40	(7)	116	79	37
Other operating expenses	44	41	39	46	38	6	124	121	3
Total benefits and expenses	602	589	643	677	663	(61)	1,834	1,899	(65)

Income before income taxes	$78	$47	$24	$12	$22	$56	$149	$93	$56

Loss and expense ratios:
Claims and other policy benefits	80.4%	84.7%	87.3%	93.8%	89.0%	(8.6)%	84.1%	89.0%	(4.9)%
Policy acquisition costs and other insurance expenses	5.1%	5.6%	7.7%	2.0%	6.1%	(1.0)%	6.1%	4.1%	2.0%
Other operating expenses	6.7%	6.8%	6.1%	7.0%	6.1%	0.6%	6.5%	6.4%	0.1%

Foreign currency effect on (1):
Net premiums	$6	$(12)	$(16)	$(3)	$(12)	$18	$(22)	$(62)	$40
Income before income taxes	$1	$2	$(1)	$1	$3	$(2)	$2	$2	$—

Critical illness net premiums	$294	$246	$256	$266	$294	$—	$796	$789	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$653	$607	$636	$659	$656	$(3)	$1,896	$1,909	$(13)
Investment income, net of related expenses	22	27	27	27	27	(5)	76	77	(1)
Other revenue	5	2	4	3	2	3	11	6	5
Total revenues	680	636	667	689	685	(5)	1,983	1,992	(9)

Benefits and expenses:
Claims and other policy benefits	525	514	555	618	585	(60)	1,594	1,699	(105)
Policy acquisition costs and other insurance expenses	33	34	49	13	40	(7)	116	79	37
Other operating expenses	44	41	39	46	38	6	124	121	3
Total benefits and expenses	602	589	643	677	663	(61)	1,834	1,899	(65)

Adjusted operating income before income taxes	$78	$47	$24	$12	$22	$56	$149	$93	$56

Loss and expense ratios:
Claims and other policy benefits	80.4%	84.7%	87.3%	93.8%	89.0%	(8.6)%	84.1%	89.0%	(4.9)%
Policy acquisition costs and other insurance expenses	5.1%	5.6%	7.7%	2.0%	6.1%	(1.0)%	6.1%	4.1%	2.0%
Other operating expenses	6.7%	6.8%	6.1%	7.0%	6.1%	0.6%	6.5%	6.4%	0.1%

Foreign currency effect on (1):
Net premiums	$6	$(12)	$(16)	$(3)	$(12)	$18	$(22)	$(62)	$40
Adjusted operating income before income taxes	$1	$2	$(1)	$1	$3	$(2)	$2	$2	$—

Critical illness net premiums	$294	$246	$256	$266	$294	$—	$796	$789	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$35	$31	$74	$38	$30	$5	$140	$108	$32
Investment income, net of related expenses	22	21	17	15	10	12	60	31	29
Investment related gains (losses), net	—	15	(33)	7	(1)	1	(18)	2	(20)
Other revenue	9	8	10	8	7	2	27	19	8
Total revenues	66	75	68	68	46	20	209	160	49

Benefits and expenses:
Claims and other policy benefits	33	32	62	34	28	5	127	97	30
Interest credited	13	11	13	11	7	6	37	20	17
Policy acquisition costs and other insurance expenses	5	5	14	5	5	—	24	20	4
Other operating expenses	5	1	4	5	4	1	10	13	(3)
Total benefits and expenses	56	49	93	55	44	12	198	150	48

Income (loss) before income taxes	$10	$26	$(25)	$13	$2	$8	$11	$10	$1

Foreign currency effect on (2):
Net premiums	$1	$1	$—	$—	$1	$—	$2	$—	$2
Income (loss) before income taxes	$1	$(1)	$2	$—	$1	$—	$2	$1	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$35	$31	$74	$38	$30	$5	$140	$108	$32
Investment income, net of related expenses	22	21	17	15	10	12	60	31	29
Investment related gains (losses), net	(1)	1	2	2	2	(3)	2	4	(2)
Other revenue	9	8	10	8	7	2	27	19	8
Total revenues	65	61	103	63	49	16	229	162	67

Benefits and expenses:
Claims and other policy benefits	33	32	62	34	28	5	127	97	30
Interest credited	13	11	13	11	7	6	37	20	17
Policy acquisition costs and other insurance expenses	5	5	14	5	5	—	24	20	4
Other operating expenses	5	1	4	5	4	1	10	13	(3)
Total benefits and expenses	56	49	93	55	44	12	198	150	48

Adjusted operating income before income taxes	$9	$12	$10	$8	$5	$4	$31	$12	$19

Foreign currency effect on (2):
Net premiums	$1	$1	$—	$—	$1	$—	$2	$—	$2
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$41	$48	$58	$45	$51	$(10)	$147	$149	$(2)
Investment related gains (losses), net	9	22	(67)	10	(1)	10	(36)	(8)	(28)
Other revenue	17	20	1	12	10	7	38	49	(11)
Total revenues	67	90	(8)	67	60	7	149	190	(41)

Benefits and expenses:
Claims and other policy benefits	1	—	—	—	—	1	1	—	1
Interest credited	2	3	2	7	4	(2)	7	15	(8)
Policy acquisition costs and other insurance income	(27)	(29)	(28)	(29)	(29)	2	(84)	(87)	3
Other operating expenses	70	69	62	75	73	(3)	201	219	(18)
Interest expense	43	42	41	44	46	(3)	126	129	(3)
Collateral finance and securitization expense	4	4	6	6	7	(3)	14	23	(9)
Total benefits and expenses	93	89	83	103	101	(8)	265	299	(34)

Income (loss) before income taxes	$(26)	$1	$(91)	$(36)	$(41)	$15	$(116)	$(109)	$(7)

Foreign currency effect on (1):
Income (loss) before income taxes	$(1)	$(1)	$2	$—	$—	$(1)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$41	$48	$58	$45	$51	$(10)	$147	$149	$(2)
Investment related gains (losses), net	(4)	2	1	2	1	(5)	(1)	4	(5)
Other revenue	18	24	1	12	10	8	43	49	(6)
Total revenues	55	74	60	59	62	(7)	189	202	(13)

Benefits and expenses:
Claims and other policy benefits	1	—	—	—	—	1	1	—	1
Interest credited	2	3	2	7	4	(2)	7	15	(8)
Policy acquisition costs and other insurance income	(27)	(29)	(28)	(29)	(29)	2	(84)	(87)	3
Other operating expenses	70	69	62	75	73	(3)	201	219	(18)
Interest expense	42	38	37	40	37	5	117	115	2
Collateral finance and securitization expense	4	4	6	6	7	(3)	14	23	(9)
Total benefits and expenses	92	85	79	99	92	—	256	285	(29)

Adjusted operating loss before income taxes	$(37)	$(11)	$(19)	$(40)	$(30)	$(7)	$(67)	$(83)	$16

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$—	$—	$(1)	$—	$—	$—	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
U.S. and Latin America:
Traditional	$14	$(158)	$(62)	$85	$113	$(99)	$(206)	$180	$(386)
Financial Solutions:
Asset Intensive	50	93	(38)	78	100	(50)	105	237	(132)
Capital Solutions	24	24	23	26	19	5	71	57	14
Total U.S. and Latin America	88	(41)	(77)	189	232	(144)	(30)	474	(504)
Canada:
Traditional	30	44	23	28	43	(13)	97	140	(43)
Financial Solutions	6	4	3	7	3	3	13	8	5
Total Canada	36	48	26	35	46	(10)	110	148	(38)
Europe, Middle East and Africa:
Traditional	7	16	17	23	25	(18)	40	57	(17)
Financial Solutions	92	98	30	72	61	31	220	151	69
Total Europe, Middle East and Africa	99	114	47	95	86	13	260	208	52
Asia Pacific:
Traditional	78	47	24	12	22	56	149	93	56
Financial Solutions	10	26	(25)	13	2	8	11	10	1
Total Asia Pacific	88	73	(1)	25	24	64	160	103	57
Corporate and Other	(26)	1	(91)	(36)	(41)	15	(116)	(109)	(7)
Consolidated income (loss) before income taxes	$285	$195	$(96)	$308	$347	$(62)	$384	$824	$(440)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019		2020	2019	Change
U.S. and Latin America:
Traditional	$22	$(165)	$(55)	$83	$123	$(101)	$(198)	$200	$(398)
Financial Solutions:
Asset Intensive	77	63	43	65	65	12	183	194	(11)
Capital Solutions	24	24	23	26	19	5	71	57	14
Total U.S. and Latin America	123	(78)	11	174	207	(84)	56	451	(395)
Canada:
Traditional	29	40	36	27	44	(15)	105	134	(29)
Financial Solutions	6	4	3	7	3	3	13	8	5
Total Canada	35	44	39	34	47	(12)	118	142	(24)
Europe, Middle East and Africa:
Traditional	7	16	17	23	25	(18)	40	57	(17)
Financial Solutions	86	79	36	73	59	27	201	143	58
Total Europe, Middle East and Africa	93	95	53	96	84	9	241	200	41
Asia Pacific:
Traditional	78	47	24	12	22	56	149	93	56
Financial Solutions	9	12	10	8	5	4	31	12	19
Total Asia Pacific	87	59	34	20	27	60	180	105	75
Corporate and Other	(37)	(11)	(19)	(40)	(30)	(7)	(67)	(83)	16
Consolidated adjusted operating income before income taxes	$301	$109	$118	$284	$335	$(34)	$528	$815	$(287)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2020	2020	2020	2019	2019
Fixed maturity securities, available-for-sale (1)	$54,652	$52,346	$48,555	$51,121	$49,481
Equity securities	135	130	112	320	135
Mortgage loans on real estate	5,907	5,974	6,014	5,706	5,647
Policy loans	1,259	1,310	1,314	1,319	1,290
Funds withheld at interest	5,403	5,250	5,258	5,662	5,614
Short-term investments	154	84	117	64	108
Other invested assets	2,645	2,547	2,542	2,363	2,215
Cash and cash equivalents	3,256	4,313	2,820	1,449	2,636
Total cash and invested assets	$73,411	$71,954	$66,732	$68,004	$67,126

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019		2020	2019	Change
Average invested assets at amortized cost (1)	$32,148	$30,420	$29,728	$29,513	$29,043	$3,105	$30,468	$28,222	$2,246
Net investment income (1)	$290	$305	$299	$330	$344	$(54)	$894	$961	$(67)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	3.66%	4.07%	4.08%	4.55%	4.83%	(117) bps	3.93%	4.57%	(64) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	September 30, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Impairments in AOCI
Available-for-sale:
Corporate	$31,044	$19	$3,455	$221	$34,259	62.7%	$—
Canadian government	2,985	—	1,912	—	4,897	9.0%	—
RMBS	1,927	—	101	1	2,027	3.7%	—
ABS	2,966	—	28	72	2,922	5.3%	—
CMBS	1,871	—	81	22	1,930	3.5%	—
U.S. government	1,392	—	238	—	1,630	3.0%	—
State and political subdivisions	1,233	—	154	4	1,383	2.5%	—
Other foreign government	5,243	—	411	50	5,604	10.3%	—
Total fixed maturity securities	$48,661	$19	$6,380	$370	$54,652	100.0%	$—

	December 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Impairments in AOCI
Available-for-sale:
Corporate	$29,205	$2,269	$81	$31,393	61.4%	$—
Canadian government	3,016	1,596	—	4,612	9.0%	—
RMBS	2,339	62	3	2,398	4.7%	—
ABS	2,973	19	14	2,978	5.8%	—
CMBS	1,841	61	3	1,899	3.7%	—
U.S. government	2,096	57	1	2,152	4.2%	—
State and political subdivisions	1,074	93	3	1,164	2.3%	—
Other foreign government	4,209	321	5	4,525	8.9%	—
Total fixed maturity securities	$46,753	$4,478	$110	$51,121	100.0%	$—

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2020				December 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,582	$6,085	17.9%	A-	$5,443	$5,804	18.6%	A-
Brokerage/asset managers/exchanges	862	949	2.8%	A-	756	811	2.6%	A-
Finance companies	289	291	0.8%	BBB	241	255	0.8%	BBB
Insurance	3,490	3,882	11.3%	A-	3,178	3,429	10.9%	A-
REITs	682	729	2.1%	BBB+	716	760	2.4%	A-
Other finance	645	722	2.1%	A-	562	594	1.9%	A-
Total financial institutions	$11,550	$12,658	37.0%		$10,896	$11,653	37.2%
Industrials
Basic	$1,910	$2,144	6.3%	BBB	$1,790	$1,925	6.1%	BBB
Capital goods	1,444	1,530	4.5%	BBB	1,292	1,353	4.3%	BBB
Communications	2,269	2,591	7.6%	BBB+	2,126	2,346	7.5%	BBB+
Consumer cyclical	1,648	1,795	5.2%	BBB+	1,477	1,571	5.0%	BBB+
Consumer noncyclical	3,207	3,619	10.5%	BBB+	2,898	3,147	10.0%	BBB+
Energy	1,791	1,927	5.6%	BBB	1,939	2,099	6.7%	BBB+
Technology	1,097	1,202	3.5%	A-	974	1,027	3.3%	A-
Transportation	1,860	1,954	5.7%	BBB+	1,791	1,919	6.1%	A-
Other industrial	483	518	1.5%	BBB+	405	416	1.3%	BBB+
Total industrials	$15,709	$17,280	50.4%		$14,692	$15,803	50.3%
Utilities
Electric	$2,965	$3,366	9.8%	A-	$2,810	$3,046	9.7%	A-
Natural gas	445	514	1.5%	A-	475	516	1.6%	A-
Other utility	375	441	1.3%	BBB+	332	375	1.2%	A-
Total utilities	$3,785	$4,321	12.6%		$3,617	$3,937	12.5%
Total	$31,044	$34,259	100.0%	BBB+	$29,205	$31,393	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2020			June 30, 2020			March 31, 2020			December 31, 2019			September 30, 2019
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$29,950	$34,406	62.9%	$29,018	$33,246	63.5%	$29,310	$31,660	65.2%	$30,100	$33,284	65.2%	$28,620	$32,128	64.9%
2	BBB	15,822	17,421	31.9%	15,222	16,555	31.6%	14,810	14,665	30.2%	14,366	15,514	30.3%	14,130	15,213	30.7%
3	BB	2,103	2,118	3.9%	1,987	1,963	3.8%	1,877	1,727	3.6%	1,706	1,748	3.4%	1,586	1,611	3.3%
4	B	668	641	1.2%	560	515	1.0%	509	452	0.9%	514	518	1.0%	443	444	0.9%
5	CCC	108	59	0.1%	91	46	0.1%	101	41	0.1%	36	23	—%	30	29	0.1%
6	In or near default	10	7	—%	25	21	—%	13	10	—%	31	34	0.1%	51	56	0.1%
	Total	$48,661	$54,652	100.0%	$46,903	$52,346	100.0%	$46,620	$48,555	100.0%	$46,753	$51,121	100.0%	$44,860	$49,481	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2020			June 30, 2020			March 31, 2020			December 31, 2019			September 30, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$696	$763	11.0%	$708	$776	11.8%	$726	$796	11.8%	$742	$777	10.6%	$787	$834	11.9%
Non-agency	1,231	1,264	18.4%	1,254	1,289	19.4%	1,515	1,495	22.1%	1,597	1,621	22.3%	1,574	1,606	22.8%
Total RMBS	1,927	2,027	29.4%	1,962	2,065	31.2%	2,241	2,291	33.9%	2,339	2,398	32.9%	2,361	2,440	34.7%
ABS:
Collateralized loan obligations ("CLOs")	1,607	1,563	22.7%	1,612	1,558	23.4%	1,725	1,558	23.0%	1,750	1,743	24.0%	1,590	1,581	22.4%
ABS, excluding CLOs	1,359	1,359	19.8%	1,186	1,173	17.6%	1,215	1,109	16.4%	1,223	1,235	17.0%	1,219	1,242	17.6%
Total ABS	2,966	2,922	42.5%	2,798	2,731	41.0%	2,940	2,667	39.4%	2,973	2,978	41.0%	2,809	2,823	40.0%
CMBS	1,871	1,930	28.1%	1,850	1,851	27.8%	1,841	1,809	26.7%	1,841	1,899	26.1%	1,698	1,782	25.3%
Total	$6,764	$6,879	100.0%	$6,610	$6,647	100.0%	$7,022	$6,767	100.0%	$7,153	$7,275	100.0%	$6,868	$7,045	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$276	74.6%	$348	77.7%	$1,052	72.0%	$76	69.1%	$76	74.5%
20% or more for less than six months	34	9.2%	91	20.3%	409	28.0%	20	18.2%	10	9.8%
20% or more for six months or greater	60	16.2%	9	2.0%	—	—%	14	12.7%	16	15.7%
Total	$370	100.0%	$448	100.0%	$1,461	100.0%	$110	100.0%	$102	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of September 30, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,446	$108	$83	$10	$2,529	$118
RMBS	225	1	—	—	225	1
ABS	1,304	37	552	20	1,856	57
CMBS	355	19	—	—	355	19
U.S. government	—	—	—	—	—	—
State and political subdivisions	84	2	15	2	99	4
Other foreign government	955	35	11	2	966	37
Total investment grade securities	$5,369	$202	$661	$34	$6,030	$236

Below investment grade securities:
Corporate	$672	$94	$60	$9	$732	$103
ABS	19	14	4	1	23	15
CMBS	22	3	—	—	22	3
Other foreign government	93	9	13	4	106	13
Total below investment grade securities	$806	$120	$77	$14	$883	$134
Total fixed maturity securities	$6,175	$322	$738	$48	$6,913	$370

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,936	$29	$293	$7	$2,229	$36
RMBS	367	2	84	1	451	3
ABS	773	5	739	9	1,512	14
CMBS	253	3	—	—	253	3
U.S. government	49	1	—	—	49	1
State and political subdivisions	103	2	12	1	115	3
Other foreign government	278	4	—	—	278	4
Total investment grade securities	$3,759	$46	$1,128	$18	$4,887	$64

Below investment grade securities:
Corporate	$220	$38	$100	$7	$320	$45
ABS	—	—	—	—	—	—
CMBS	—	—	—	—	—	—
Other foreign government	—	—	10	1	10	1
Total below investment grade securities	$220	$38	$110	$8	$330	$46
Total fixed maturity securities	$3,979	$84	$1,238	$26	$5,217	$110

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019		2020	2019	Change
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$13	$—	$(34)	$(13)	$(9)	$22	$(21)	$(18)	$(3)
Gain on investment activity	16	46	27	35	68	(52)	89	116	(27)
Loss on investment activity	(22)	(46)	(8)	(11)	(13)	(9)	(76)	(39)	(37)
Net gains (losses) on fixed maturity securities available-for-sale	7	—	(15)	11	46	(39)	(8)	59	(67)

Net gains (losses) on equity securities	4	8	(23)	5	4	—	(11)	11	(22)
Other impairment losses and change in mortgage loan provision	(19)	(22)	(13)	—	(4)	(15)	(54)	(12)	(42)
Other non-derivative gain (loss), net	4	8	9	(1)	4	—	21	14	7

Free-standing derivatives:
Interest rate swaps - non-hedged	(11)	3	106	(32)	39	(50)	98	97	1
Financial futures	(15)	(48)	44	(16)	—	(15)	(19)	(30)	11
Foreign currency swaps - non-hedged	4	3	(13)	4	1	3	(6)	(4)	(2)
Foreign currency swaps - hedged	1	2	(8)	2	(2)	3	(5)	(6)	1
Foreign currency forwards - non-hedged	4	1	(3)	1	—	4	2	—	2
CPI swaps	11	26	(40)	6	(8)	19	(3)	(24)	21
Credit default swaps	1	17	(24)	8	2	(1)	(6)	22	(28)
Equity options	(12)	(25)	53	(12)	—	(12)	16	(28)	44
Total free-standing derivatives	(17)	(21)	115	(39)	32	(49)	77	27	50

Embedded derivatives:
Modified coinsurance and funds withheld treaties	116	1	(230)	(1)	9	107	(113)	12	(125)
GMXB	(29)	107	(128)	47	(42)	13	(50)	(42)	(8)
Total embedded derivatives	87	108	(358)	46	(33)	120	(163)	(30)	(133)

Net gain (loss) on total derivatives	70	87	(243)	7	(1)	71	(86)	(3)	(83)

Total investment related gains (losses), net	$66	$81	$(285)	$22	$49	$17	$(138)	$69	$(207)

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$14	$(158)	$(62)	$85	$113	$(99)	$(206)	$180	$(386)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	8	(7)	7	(2)	10	(2)	8	20	(12)
Adjusted operating income (loss) before income taxes	$22	$(165)	$(55)	$83	$123	$(101)	$(198)	$200	$(398)

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$50	$93	$(38)	$78	$100	$(50)	$105	$237	$(132)
Investment and derivative (gains) losses (1)	36	86	(191)	45	(81)	117	(69)	(86)	17
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(124)	6	223	3	(19)	(105)	105	(32)	137
GMXB embedded derivatives (1)	29	(107)	128	(47)	42	(13)	50	42	8
Funds withheld (gains) losses - investment income	1	(1)	(1)	—	—	1	(1)	5	(6)
EIA embedded derivatives - interest credited	6	7	12	(10)	36	(30)	25	56	(31)
DAC offset, net	79	(21)	(87)	(4)	(13)	92	(29)	(28)	(1)
Non-investment derivatives and other	—	—	(3)	—	—	—	(3)	—	(3)
Adjusted operating income before income taxes	$77	$63	$43	$65	$65	$12	$183	$194	$(11)

U.S. & Latin America Capital Solutions
Income before income taxes	$24	$24	$23	$26	$19	$5	$71	$57	$14
Adjusted operating income before income taxes	$24	$24	$23	$26	$19	$5	$71	$57	$14

Canada Traditional
Income before income taxes	$30	$44	$23	$28	$43	$(13)	$97	$140	$(43)
Investment and derivative (gains) losses (1)	—	(5)	14	(1)	1	(1)	9	(6)	15
Investment income - non-operating FWAI	(1)	1	(1)	—	—	(1)	(1)	—	(1)
Adjusted operating income before income taxes	$29	$40	$36	$27	$44	$(15)	$105	$134	$(29)

Canada Financial Solutions
Income before income taxes	$6	$4	$3	$7	$3	$3	$13	$8	$5
Adjusted operating income before income taxes	$6	$4	$3	$7	$3	$3	$13	$8	$5

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2020	2020	2020	2019	2019	Quarter	2020	2019	Change
Europe, Middle East and Africa Traditional
Income before income taxes	$7	$16	$17	$23	$25	$(18)	$40	$57	$(17)
Adjusted operating income before income taxes	$7	$16	$17	$23	$25	$(18)	$40	$57	$(17)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$92	$98	$30	$72	$61	$31	$220	$151	$69
Investment and derivative (gains) losses (1)	(5)	(16)	6	(1)	(2)	(3)	(15)	(8)	(7)
Investment income - non-operating FWAI	(1)	(3)	—	—	—	(1)	(4)	—	(4)
Investment (income) loss on unit-linked variable annuities	1	(15)	16	1	(12)	13	2	(27)	29
Interest credited on unit-linked variable annuities	(1)	15	(16)	(1)	12	(13)	(2)	27	(29)
Non-investment derivatives and other	—	—	—	2	—	—	—	—	—
Adjusted operating income before income taxes	$86	$79	$36	$73	$59	$27	$201	$143	$58

Asia Pacific Traditional
Income before income taxes	$78	$47	$24	$12	$22	$56	$149	$93	$56
Adjusted operating income before income taxes	$78	$47	$24	$12	$22	$56	$149	$93	$56

Asia Pacific Financial Solutions
Income (loss) before income taxes	$10	$26	$(25)	$13	$2	$8	$11	$10	$1
Investment and derivative (gains) losses (1)	(1)	(14)	35	(5)	3	(4)	20	2	18
Adjusted operating income before income taxes	$9	$12	$10	$8	$5	$4	$31	$12	$19

Corporate and Other
Income (loss) before income taxes	$(26)	$1	$(91)	$(36)	$(41)	$15	$(116)	$(109)	$(7)
Investment and derivative (gains) losses (1)	(13)	(20)	68	(8)	2	(15)	35	12	23
Interest expense on uncertain tax positions	1	4	4	4	9	(8)	9	14	(5)
Non-investment derivatives and other	1	4	—	—	—	1	5	—	5
Adjusted operating loss before income taxes	$(37)	$(11)	$(19)	$(40)	$(30)	$(7)	$(67)	$(83)	$16

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2020	2020	2020	2019	2019

Stockholders’ equity	$13,214	$12,553	$9,301	$11,601	$11,524
Less effect of AOCI:
Accumulated currency translation adjustments	(171)	(210)	(223)	(92)	(157)
Unrealized appreciation of securities	4,542	4,089	1,426	3,299	3,472
Pension and postretirement benefits	(82)	(78)	(73)	(70)	(57)
Stockholders’ equity, excluding AOCI	$8,925	$8,752	$8,171	$8,464	$8,266

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2020	2020	2020	2019	2019

Book value per share	$194.49	$184.78	$150.88	$185.17	$184.06
Less effect of AOCI:
Accumulated currency translation adjustments	(2.51)	(3.09)	(3.62)	(1.46)	(2.51)
Unrealized appreciation of securities	66.86	60.19	23.14	52.65	55.46
Pension and postretirement benefits	(1.22)	(1.14)	(1.19)	(1.12)	(0.91)
Book value per share, excluding AOCI	$131.36	$128.82	$132.55	$135.10	$132.02

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